                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement
[ ]   Confidential for use of the commission only (as permitted by Rule
      14a-6(e)(2))
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material under Rule 14a-12



                                KYZEN CORPORATION
                (Name of Registrant as Specified in Its Charter)


                   -------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11.
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211


                                                                 March 27, 2000


TO THE SHAREHOLDERS OF
KYZEN CORPORATION:

         You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Kyzen Corporation, to be held on Thursday, April 27, 2000, at 1:00 p.m., Nashville Time, at Kyzen Corporation's corporate headquarters, 430 Harding Industrial Drive, Nashville, Tennessee 37211.

         Please read the enclosed Annual Report to Shareholders and Proxy Statement for the 2000 Annual Meeting of Shareholders. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card as soon as possible so that your vote will be recorded. If you attend the meeting, you may withdraw your proxy and vote your shares personally. You must provide proof of ownership of Kyzen Corporation Common Stock as of the record date, March 6, 2000, in order to attend the meeting.

         On behalf of the Board of Directors and management of Kyzen Corporation, I would like to thank you for your continued support and confidence, and look forward to meeting as many of our shareholders as possible on April 27, 2000.


                                            Sincerely,


                                            /s/ Mike Bixenman


                                            Mike Bixenman
                                            Chairman of the Board






                                    IMPORTANT

                COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD
                            AND RETURN IT PROMPTLY.

                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 27, 2000

                            -------------------------


TO THE SHAREHOLDERS OF
KYZEN CORPORATION:

         The Annual Meeting of Shareholders of Kyzen Corporation (the "Company") will be held on Thursday, April 27, 2000, at 1:00 p.m., Nashville Time, at the Company's corporate headquarters, 430 Harding Industrial Drive, Nashville, Tennessee 37211, for the following purposes:

                  (1) To elect two nominees as directors to serve on the Board of Directors until the Annual Meeting of Shareholders in 2003; and

                  (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 6, 2000 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.



                                            By order of the Board of Directors,


                                            /s/ John Sanders

                                            John Sanders
                                            Corporate Secretary


Nashville, Tennessee
March 27, 2000

                                    IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                                KYZEN CORPORATION

                          430 HARDING INDUSTRIAL DRIVE
                               NASHVILLE, TN 37211

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Kyzen Corporation (the "Company"), to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 430 Harding Industrial Drive, Nashville, Tennessee 37211, on April 27, 2000, at 1:00 p m., Nashville Time, for the purposes set forth in the accompanying notice, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders of the Company on or about March 27, 2000.

         The close of business on March 6, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on that date, the Company had 4,777,787 shares of Common Stock, $.01 par value (the "Common Stock"), outstanding and entitled to vote. No other shares of the Company's capital stock are outstanding. Holders of the Common Stock are entitled to one vote per share on any matter which may properly come before the Annual Meeting.

         A shareholder who signs and delivers a proxy has the right to revoke it at any time before it is exercised by writing to the Corporate Secretary, by timely delivery of a properly executed, later-dated proxy or by voting by ballot at the Annual Meeting.

         If the enclosed proxy is properly executed, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the shareholder, and if no instructions are given, will be voted (a) FOR the election as directors of the nominees listed thereon and described in this Proxy Statement, and (b) in accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the Annual Meeting. The persons named as proxies in the enclosed form of proxy were selected by the Board of Directors.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

NOMINEES

         The Restated Charter of the Company provides that the terms for the Board of Directors are to be staggered so that approximately one-third of the directors are elected at each annual meeting. Pursuant to the Restated Charter, the Board of Directors has divided the current Board into two classes of two directors each and one class of three directors. One class of directors is elected each year. The terms of Thomas M. Forsythe and James R. Gordon expire at the Annual Meeting.

         The Board of Directors has nominated Messrs. Forsythe and Gordon for election at the Annual Meeting to serve until the annual meeting of shareholders in 2003 or until their successors have been elected and qualified. Messrs. Forsythe and Gordon have consented to be candidates and to serve as directors if elected.

         In accordance with the Tennessee Business Corporation Act and the Restated Charter, directors are elected by a plurality of the votes cast by the shares entitled to vote at a meeting of shareholders at which a quorum is present. The Company's Restated Charter does not provide for cumulative voting and, accordingly, the holders of Common Stock do not have cumulative voting rights with respect to the election of directors. Consequently, each shareholder may cast only one vote per share for each of the nominees.

         Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered by the proxy for the individuals nominated by the Board of Directors. Should any nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

         The Board of Directors recommends that shareholders vote FOR the election of the following nominees:


NAME                              AGE     POSITION
----                              ---     --------
Thomas M. Forsythe                42      Vice President, Treasurer, Chief
                                          Accounting Officer and Director
James R. Gordon                   54      Director


         THOMAS M. FORSYTHE has served as Vice President since September 1995, as Treasurer and Chief Accounting Officer since January 1998 and as a director of the Company since June 1995. Mr. Forsythe joined the Company in 1992 and served as General Manager from July 1992 to September 1995. From 1989 to 1992, Mr. Forsythe served as Business Manager of a business unit of WR Grace & Co. charged with entering the CFC-free cleaning chemical market focusing on the aerospace industry.

         JAMES R. GORDON has served as a director of the Company since July 1996. Mr. Gordon retired in 2000 as the President and director of TCS Management Group, Inc., a multi-national software development company formed by Mr. Gordon in 1975. TCS Management Group, Inc. is a wholly-owned subsidiary of Aspect Telecommunications Corporation (Nasdaq:ASPT), for which Mr. Gordon acts as a consultant. Mr. Gordon currently serves on the Board of Directors and Executive Committee of the Society of International Business Fellows and is a member of the Board of Trustees of Harding Academy in Nashville, Tennessee.

CONTINUING DIRECTORS

         The persons named below will continue to serve as directors until the annual meeting of shareholders in the years indicated and until their successors are elected and qualified. The following table shows the names, ages and positions of each continuing director:


NAME                             AGE    POSITION
----                             ---    --------
TERMS EXPIRING IN 2001:(1)
Kyle J. Doyel                     44    President, Chief Executive Officer
                                        and Director
TERMS EXPIRING IN 2002:
Janet Korte Baker                 47    Director
Michael L. Bixenman               46    Chairman of the Board, Vice President
                                        and Director
John A. Davis III                 67    Director


---------------

 (1) Effective July 19, 1999, Mr. Larry A. Lofgreen resigned as a director of the Company to pursue other interests for undisclosed reasons. Mr. Lofgreen did not indicate any disagreement with the Company on any matter related to the Company's operations, policies or practices. In 2000, the Board of Directors plans to fill the vacancy created by Mr. Lofgreen's departure for the remainder of his term, which expires at the annual meeting in 2001.

         KYLE J. DOYEL has served as Chief Executive Officer, President and director since the Company's inception in 1990, and served as Chairman of the Board from the Company's inception until February 1995. Prior to co-founding the Company in 1990, Mr. Doyel was employed in several management, sales, commercial development and product development positions within the chemical industry.

         JANET KORTE BAKER has served as a director of the Company since January 1999. Ms. Baker has been an independent business consultant and financial advisor in Nashville, Tennessee since 1990. She specializes in financial advisory work for clients ranging from small business owners to companies with up to $100 million in revenues. Prior to 1990, Ms. Baker spent 14 years in the banking industry. She was a Senior Vice President of SunTrust Bank, Nashville and Executive Vice President of Brentwood National Bank.

         MICHAEL L. BIXENMAN has served as Chairman of the Board since June 1995, Vice President since the Company's inception in 1990 and director since December 1994. Prior to co-founding the Company, Mr. Bixenman was employed in several positions, the last as Vice President-General Manager with Bix Manufacturing Company.

         JOHN A. DAVIS III has served as a director of the Company  since
August 1995. Mr. Davis is an attorney in Little Rock, Arkansas and has practiced there since 1993. From 1979 to 1993, Mr. Davis served as Senior Vice President, General Counsel and Secretary for United Dominion Industries (NYSE:UDI), a multinational construction and industrial machinery producer. Mr. Davis is the uncle of Mr. Doyel's wife.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held four scheduled meetings during 1999. All directors attended at least 75% of the meetings of the Board of Directors and its committees held while they were directors.

         The Board of Directors has an Audit Committee and a Compensation Committee, both of which consist of at least two "non-employee directors" as defined by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Audit Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent accountants. The Audit Committee also reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of their audit of the Company's financial statements, and reviews the performance of the overall accounting and financial controls of the Company. Ms. Baker and Messrs. Gordon and Davis serve on the Audit Committee. The Audit Committee held only one meeting during the year and at that meeting meet with the independent public accountants with respect to the 1999 audit.

         The Compensation Committee reviews and approves salaries, bonuses and other compensation and benefits of executive officers. The Compensation Committee also advises management regarding benefits and other terms and conditions of compensation and administers the Company's stock option plans. Ms. Baker and Messrs. Gordon and Doyel serve on the Compensation Committee. The Compensation Committee held one meeting during 1999.

         The Company currently has no standing nominating committee or other standing committees.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company receive no additional compensation for serving on the Board of Directors or any board committee. Directors who are not employees of the Company are paid one thousand dollars ($1,000) each calendar quarter for serving as a member of the Board of Directors. Directors are reimbursed for any travel expenses incurred in attending meetings of the Board of Directors.

         In April 1999, each of Ms. Baker and Messrs. Gordon, Davis and Lofgreen (a former director) were granted 5,000 options to purchase Common Stock at an exercise price of $0.75 per share under the Company's 1994 Stock Option Plan (the "Plan").

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership as of March 6, 2000 of the Common Stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock, based on a review of electronic filings made with the Securities and Exchange Commission (the "SEC"), (b) each director of the Company, (c) each individual listed under "Executive Compensation - Summary Compensation Table" below and (d) all directors and executive officers of the Company as a group. Each beneficial owner named below has advised the Company that such owner has sole investment and voting power with respect to the shares of Common Stock shown below. The Company has no reason to believe such information is inaccurate. The address for each of the beneficial owners is shown below.



                                                                                    PERCENT OF COMMON
                                                              NUMBER OF SHARES       STOCK BENEFICIALLY
    NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIALLY OWNED           OWNED(1)
    ----------------------------------------------------------------------------------------------------
    Christopher B. Cannon
       60 East South Temple, Salt Lake City, UT                 1,113,535(2)             23.3%
    Kyle J. Doyel
       430 Harding Industrial Drive, Nashville, TN                581,455(3)             11.9%
    Michael L. Bixenman
       430 Harding Industrial Drive, Nashville, TN                415,014(4)              8.6%
    Thomas M. Forsythe
       430 Harding Industrial Drive, Nashville, TN                150,482(5)              3.1%
    Thomas J. Herrmann
       430 Harding Industrial Drive, Nashville, TN                 98,895(6)              2.0%
    John A. Davis III
       500 E. Markham St., Little Rock, AR                         59,000(7)              1.2%
    James R. Gordon
       430 Harding Industrial Drive, Nashville, TN                 30,000(8)               *
    Larry A. Lofgreen
       6525 W. 10760 N., Highland, UT                              25,000(9)               *
    Janet Korte Baker
       430 Harding Industrial Drive, Nashville, TN                  5,000(10)              *
    All executive officers and directors as a group
       (6 persons)                                              1,389,339(11)            24.5%



---------------
*      Represents less than 1% of the outstanding shares of Common Stock.
(1) Pursuant to the rules of the SEC, shares of Common Stock which beneficial owners set forth in this table have a right to acquire within 60 days of the date hereof pursuant to the exercise of stock options are deemed to be outstanding for the purpose of computing the percent of Common Stock beneficially owned by that owner but are not deemed outstanding for the purpose of computing percentage ownership of any other beneficial owner shown in the table.
(2)    Includes options currently exercisable to purchase 10,000 shares
(3)    Includes options currently exercisable to purchase 53,001 shares.
(4)    Includes options currently exercisable to purchase 48,000 shares.
(5)    Includes options currently exercisable to purchase 54,472 shares.

(6) Includes options currently exercisable to purchase 81,667 shares. Mr. Herrmann did not serve as an executive officer after November 5, 1999. Mr. Herrmann's Employment Agreement expired without renewal on February 29, 2000.
(7)   Includes options currently exercisable to purchase 49,000 shares.
(8)   Includes options currently exercisable to purchase 20,000 shares.
(9) Includes options currently exercisable to purchase 25,000 shares. Mr. Lofgreen did not serve as a director after July 19, 1999.
(10)  Includes options currently exercisable to purchase 5,000 shares.
(11) Excludes Messers. Herrmann and Lofgreen, who no longer serve as an executive officer or director, respectively, of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company pays royalties to Bix Manufacturing Company, a shareholder, in connection with the Company's acquisition of certain patent rights. These royalty payments are based on 2% of revenues related to the patented chemistry. The Company is currently satisfying its royalty obligation through consulting services performed by the Company. In 1999 and 1998, $41,000 and $46,675, respectively, was recorded as royalty expenses to reflect these transactions. Michael L. Bixenman, a director and officer of the Company, is a 10% shareholder of Bix Manufacturing Company.

         The Company paid $11,670 and $19,850 in 1999 and 1998, respectively, for transportation services from Benco Sales. Benco Sales is owned by Benny Bixenman, who is a shareholder of the Company and the brother of Michael L. Bixenman, a director and officer of the Company.

         The Company paid $9,532 and $14,633 in 1999 and 1998, respectively, to John A. Davis III, a director of the Company, for investor relations and consulting services.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities at any time during the year to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and shareholders who beneficially own greater than ten percent are required by the SEC's regulations to furnish the Company with copies of all such filings. The Company is required to report in this Proxy Statement any failure to file such reports by the specific dates that these reports are required to be filed during the year ended December 31, 1999.

         Based on a review of the copies of reports furnished to the Company and certain written representations that no other reports were required, the Company believes, except as noted below, that all Section 16(a) reporting and filing requirements applicable to its executive officers, directors and greater than ten percent shareholders were complied with during the year ended December 31, 1999. Each of Kyle J. Doyel, Michael L. Bixenman, Thomas M. Forsythe, John A. Davis III, James R. Gordon and Janet K. Baker were two days late in filing a Form 5 with the SEC indicating the grant of options to such person in 1999. Christopher B. Cannon, an owner of more than ten percent of the Company Common Stock, was late in filing both a Form 5 and a Schedule 13(G) pertaining to his holdings as of December 31, 1999.

EXECUTIVE COMPENSATION

         The following table reflects the compensation of the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in each year for all services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE



--------------------------------------------------------------------------------------------------
                                        ANNUAL              LONG TERM
                                     COMPENSATION         COMPENSATION
                                   ------------------------------------------
                                                              AWARDS
    NAME AND PRINCIPAL                                 SECURITIES UNDERLYING       ALL OTHER
        POSITION           YEAR         SALARY               OPTIONS             COMPENSATION
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

Kyle J. Doyel,              1999        $129,820              33,334                   --
Chief Executive Officer     1998         122,860               6,000                   --
                            1997         115,994                --                     --
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Michael L. Bixenman,        1999        $121,520              33,333                   --
Chairman of the Board       1998         114,847               6,000                   --
                            1997         107,190                --                     --
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Thomas M. Forsythe,         1999        $112,070               5,000                   --
Vice President              1998         106,332              12,000                   --
                            1997          98,490                --                     --
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Thomas J. Herrmann(1),      1999        $106,687               5,000               $10,000(2)
Vice President              1998         101,000              15,000                   --
                            1997          92,460                --                     --
----------------------------------------------------------------------------------------------


-----------------

(1) Effective November 5, 1999, Mr. Thomas J. Herrmann no longer served as an executive officer of the Company. Mr. Herrmann's Employment Agreement with the Company expired without renewal on February 29, 2000.
(2)   Outplacement services provided by the Company.

         The following table shows the aggregate number of options/SARs granted to each of the named executive officers during 1999.

                    OPTION/SAR GRANTS IN THE LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)


--------------------------------------------------------------------------------------------------------------
                            NUMBER OF SECURITIES        PERCENT OF TOTAL
                                UNDERLYING            OPTIONS/SARS GRANTED      EXERCISE OF
                               OPTIONS/SARS          TO EMPLOYEES IN FISCAL      BASE PRICE      EXPIRATION
            NAME                 GRANTED                     YEAR                ($/SHARE)          DATE
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Kyle J. Doyel,
Chief Executive Officer          33,334                     32.2%                  $3.09         April 9, 2004
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Michael L. Bixenman,
Chairman of the Board            33,333                     32.2%                  $3.09         April 9, 2004
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Thomas M. Forsythe,
Vice President                    5,000                      4.8%                  $0.75         April 9, 2009
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Thomas J. Herrmann,
Vice President                    5,000                      4.8%                  $0.75         April 9, 2009
--------------------------------------------------------------------------------------------------------------

         The following table shows the aggregate number of options/SARs exercised by each of the named executive officers and the value of unexercised in-the-money options/SARs at the end of 1999.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES


         ---------------------------------------------------------------------------------------------
                                                                             NUMBER OF UNEXERCISED
                                        SHARES                               SECURITIES UNDERLYING
                                      ACQUIRED ON                            OPTIONS/SARS AT FY-END
                     NAME              EXERCISE         VALUE REALIZED    (EXERCISABLE/UNEXERCISABLE)
         --------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------
         Kyle J. Doyel,
         Chief Executive Officer           --                --                  52,001 / 2,333
         --------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------
         Michael L. Bixenman,
         Chairman of the Board             --                --                  47,000 / 2,333
         --------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------
         Thomas M. Forsythe,
         Vice President                  80,000           $10,000                48,000 / 12,333
         --------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------
         Thomas J. Herrmann,
         Vice President                    --                --                 35,833 / 14,677
         --------------------------------------------------------------------------------------------


EMPLOYMENT AGREEMENTS

         Kyle J. Doyel serves as President and Chief Executive Officer and each of Michael L. Bixenman and Thomas M. Forsythe serve as Vice Presidents pursuant to Employment Agreements dated January 1, 1995, and amended in 1999. The Employment Agreement, as amended, of Thomas J. Herrmann, who served as Vice President of the Company, expired without renewal on February 29, 2000. Each Employment Agreement, as amended (each, an "Employment Agreement"), provides for an initial term of one year and thereafter renews automatically for successive one-year periods unless terminated by sixty (60) days notice by either party prior to the end of an existing one-year period. Each Employment Agreement was amended in 1999 to conform with existing change in control provisions in the Company's Shareholder Rights Agreement.

         Each Employment Agreement provides that if the Employee is terminated upon a "Change of Control," the Employee shall immediately be paid, among other things, all accrued compensation to the date of termination. For the remainder of the existing employment term and for a period of two years thereafter, the Employee shall be entitled to receive semi-monthly severance payments equal to salary payment which otherwise would have been paid to the Employee pursuant to the Employment Agreement. In addition, the Employee shall be entitled to immediately exercise all awards granted to such Employee under the Plan, or any successor plan, and shall continue to accrue retirement benefits and shall continue to enjoy any benefits under any plans of the Employer in which Employee is a participant to the full extent of the Employee's rights under such plans, including any perquisites provided under the Employment Agreement through the remainder of the employment term. As defined in the Employment Agreement, "Termination Upon a Change in Control" means either (i) a termination of the Employee following a "Change in Control" (as defined in the Employment Agreement) or (ii) resignation by the Employee following a "Change in Control."

         The Employment Agreement contain confidentiality agreements that survive the expiration or termination of the Employment Agreement and covenants not to compete during the period of the Employment Agreement and for a period of two years after termination, subject to certain limitations. Messrs. Doyel, Bixenman and Forsythe have agreed to salary deferral in the event the Company determines it does not have the necessary funds to pay the full amounts of their salaries. If their salaries are deferred, they are entitled to interest on the deferred amounts at a rate of 12% per annum, compounded monthly.

SECTION 162(M) OF THE INTERNAL REVENUE CODE

         Section 162(m) of the Internal Revenue Code of 1986, as amended, limits a company's ability to take a deduction for federal tax purposes for certain compensation paid to its executive officers. The Company currently expects that all compensation payable to executive officers during 1999 will be deductible by the Company for federal income tax purposes. The Compensation Committee's policy with respect to compensation to be paid to executive officers is to structure compensation payments to executive officers so as to be deductible under Section 162(m).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In 1999, the Compensation Committee was composed of Ms. Baker and Messrs. Gordon and Doyel. Mr. Doyel is the President and Chief Executive Officer of the Company. Ms. Baker and Mr. Gordon are not employed by the Company. During 1999, the Compensation Committee recommended salary adjustments for the executive officers to levels competitive with similar positions in the chemical and high technology industries.

STOCK PERFORMANCE GRAPH

         Although not required of small business issuers, the Company has historically provided a stock performance graph in its Proxy Statement. The Company previously provided the graph because its Common Stock traded on the Nasdaq SmallCap Market and because of the relative ease in obtaining comparative data for the Nasdaq indices with which the performance of the Company's Common Stock may be compared. As of February 2000, the Company's Common Stock no longer trades on the Nasdaq SmallCap Market. The Company's securities are currently listed on the Boston Stock Exchange and on the OTC Bulletin Board. Management of the Company is unaware of any indices that measure the performance of these markets and, therefore, has decided to omit this graph.

                               GENERAL INFORMATION

INDEPENDENT AUDITORS

         The Company's financial statements for the year ended December 31, 1999 were audited by PricewaterhouseCoopers LLP, which has audited the Company's books and records since the Company's inception in 1990. PricewaterhouseCoopers LLP has been selected by the Company's Audit Committee to audit the Company's books and records for 2000.

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, and, while they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders in attendance.

SHAREHOLDER PROPOSALS FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2001

         Shareholder proposals intended to be presented at the Company's 2001 annual meeting of shareholders must be received by the Company at its executive offices, located at the address listed below, not later than November 27, 2000 in order for the proposal to be included in the Company's Proxy Statement and proxy card.

         To be included on the agenda for the 2001 annual meeting a shareholder proposals must be submitted in accordance with the following procedure. Shareholders who wish to nominate a candidate for election to the Board of Directors (other than the candidates proposed by the Board of Directors or a nominating committee appointed by the Board) or propose any other business at the 2001 annual meeting must deliver written notice to the Secretary of the Company at the address below not earlier than October 28, 2000 nor later than November 27, 2000.

         Any nomination for director or other proposal by a shareholder that is not timely submitted and does not comply with these notice requirements will be disregarded, and upon the instructions of the presiding officer of the annual meeting, all votes cast for each such nominee and such proposal will be disregarded. The Company's Board of Directors, or a nominating committee appointed by the Board, will consider shareholder nominations of candidates for election to the Board of Directors that are timely and otherwise submitted in accordance with the requirements described in this subsection.

         A shareholder's written notice submitted to the Secretary of the Company nominating candidates for election to the Board of Directors or proposing other business must include: (i) the name and address of the shareholder; (ii) the class and number of shares of Stock held of record and beneficially owned by such shareholder; (iii) the name(s) including any beneficial owners, and address(es) of such shareholder(s) in which all such shares of Stock are registered on the stock transfer books of the Company; (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice; (v) a brief description of the business desired to be submitted to the annual meeting of shareholders, the complete text of any resolutions intended to be presented at the annual meeting and the reasons for conducting such business at the annual meeting of shareholders; (vi) any personal or other material interest of the shareholder in the business to be submitted; (vii) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (viii) all other information relating to the nomination or proposed business which may be required to be disclosed under applicable law. In addition, a shareholder seeking to submit such nominations or other business at the meeting shall promptly provide any other information reasonably requested by the Company. Such notice shall be sent to the following address:

                                Kyzen Corporation
                          430 Harding Industrial Drive
                           Nashville, Tennessee 37211
                         Attention: Corporate Secretary

         The individuals named as proxies on the proxy card for the Company's 2001 annual meeting of shareholders will be entitled to exercise their discretionary authority in voting proxies on any shareholder proposal that is not included in the Company's Proxy Statement of the 2001 annual meeting, unless the Company receives notice of the matter(s) to be proposed by November 27, 2000. Even if proper notice is received within such time period, the individuals named as proxies on the proxy card for that meeting may nevertheless exercise their discretionary authority with respect to such matter(s) by advising shareholders of the proposal(s) and how the proxies intend to exercise their discretion to vote on these matter(s), unless the shareholder making the proposal(s) solicits proxies with respect to the proposal(s) to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

COUNTING OF VOTES

         All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. Inspectors of election will be appointed by the Board of Directors to, among other things, determine the number of shares represented at the Annual Meeting, the existence of a quorum and the validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions arising in connection with the right to vote, to count and tabulate all votes or ballots and to determine the result. Each item presented herein to be voted on at the Annual Meeting must be approved by the affirmative vote of the holders of the number of shares described under each such item. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast."

         Inspectors of election will treat shares subject to "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, however, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

MISCELLANEOUS

         The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

         Management of the Company is not aware of any matters other than those described above which may be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies subject to the direction of the Board of Directors.

         A copy of the Company's 1999 Annual Report to Shareholders is being mailed with this Proxy Statement.

         COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 (WITHOUT EXHIBITS), AS FILED WITH THE SEC, ARE AVAILABLE TO SHAREHOLDERS FREE OF CHARGE BY WRITING TO: INVESTOR RELATIONS DEPARTMENT, KYZEN CORPORATION, 430 HARDING INDUSTRIAL DRIVE, NASHVILLE, TENNESSEE 37211.



                                          By order of the Board of Directors,


                                           /s/ John Sanders

                                          John Sanders
                                          Corporate Secretary


Nashville, Tennessee
March 27, 2000

                                   PROXY CARD
                                KYZEN CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

         The undersigned hereby appoints Kyle J. Doyel and Michael L. Bixenman, and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kyzen Corporation, to be held at 430 Harding Industrial Drive, Nashville, Tennessee 37211, on Thursday, April 27, 2000, at 1:00 p.m., Nashville Time, and at any adjournment thereof.

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE-NAMED PROXIES WILL VOTE (A) FOR THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ON THE REVERSE SIDE OF THIS CARD AND (B) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                           (Continued on reverse side)

1.        Election of directors.  Nominees: Thomas M. Forsythe and James R.
          Gordon.

          FOR nominees listed (except     AGAINST nominees listed    WITHHOLD AUTHORITY to vote for any
          withheld to the contrary)                                  individual nominee(s). Write name of
                                                                     nominee(s) here:


                                                                     --------------------------------------


2. In their discretion, the proxies are authorized to vote in accordance with the recommendations of the Board of Directors upon such other matters which may properly come before the meeting or at any postponements or adjournments thereof.

                                        Dated:___________________________, 2000



                                        ----------------------------------------
                                        Signature



                                        ---------------------------------------
                                        Signature if held jointly

                                        IMPORTANT: Please sign exactly as your
                                        name or names appear on this proxy and
                                        mail promptly in the enclosed envelope.
                                        If you sign as agent or in any other
                                        capacity, please state the capacity in
                                        which you sign.